UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1: Report to Shareholders

Retirement 2040 Fund	May 31, 2009

The views and opinions in this report were current as of May 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The U.S. and global economies spiraled into an economic downturn of historic proportions during the year ended May 31, 2009. U.S. stocks plunged in this volatile environment, but a strong rally that began in March helped most major indices generate positive returns over the last six months. Most domestic fixed-income sectors posted moderate 12-month gains as securities with a yield advantage over U.S. Treasuries rebounded sharply since the end of 2008. International equities tumbled over the first half of the reporting period but rallied in the latter half, led by emerging markets. Each of the Retirement Funds declined for the 12-month period, but notably strong gains in the closing months of our reporting period helped to pare the losses and contributed to positive six-month returns.

As investors, we share your concerns about the challenges facing the global economy and capital markets. We understand the profound personal impact that our funds’ performance has on our fellow shareholders—the individuals and families that have chosen T. Rowe Price to help manage their retirement assets. As investment professionals, we continue to stand behind the detailed financial modeling and exhaustive analysis used to develop and refine our funds’ long-term asset allocation strategies. Although we are pleased with the recent rebound in global markets, we know that these are just the first tentative steps toward a full recovery. While we cannot predict precisely how or when the markets will return to normal, we remain committed to our disciplined approach in pursuit of our shared goal: your long-term investment success.

YOUR RETIREMENT FUNDS AT WORK

The T. Rowe Price Retirement Funds offer professionally managed and age-appropriate asset allocation for investors who lack the time, knowledge, or interest to manage their own investment portfolios. Investments in a broadly diversified range of stock, bond, and short-term mutual funds that may perform differently under different market conditions can help reduce the overall effect of poor performance from one stock or sector. Regular rebalancing of these investments helps to keep the funds’ long-term investment strategy on track. There is no additional management fee assessed for the funds’ professional allocation, diversification, and rebalancing since the expenses of each Retirement Fund are limited to the expenses of the underlying funds in which they invest.

The Glide Path
The Retirement Funds differ from many other asset allocation portfolios in recognizing that investors need to adjust their exposure to stocks, bonds, and short-term investments over time to reflect their changing goals, time horizons, and life circumstances. Many investors have an aversion to market volatility risk as they age, requiring a greater allocation to traditionally less volatile fixed-income investments. At the same time, their portfolios need sufficient growth potential to protect against the possibility that they might outlive their savings, requiring appropriate equity exposure. The Retirement Funds are designed to strike an age-appropriate balance of investments to address these simultaneous needs, shifting their allocation automatically over time to maintain this balance as an investor ages. As a result, the funds gradually reduce the allocation to equities as the target retirement date draws near and continue to reallocate for 30 years after that date.

These asset allocation shifts are predetermined and are represented by the accompanying “glide path.” For example, the longest-dated funds, the Retirement 2050 and 2055 Funds, are currently at their highest neutral equity allocation of 90%. The Retirement 2005 Fund has already reached its target date but continues its gradual equity reduction. Each fund (other than the Retirement Income Fund) will reach its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks will remain fixed at 20% of assets. The remainder will be invested in bonds and short-term securities. For those who prefer a more traditional asset allocation strategy, the Retirement Income Fund maintains a relatively consistent asset allocation of approximately 60% bonds and 40% stocks.

The allocations reflected in the glide path are also referred to as “neutral” allocations because they do not reflect tactical decisions made by T. Rowe Price’s Asset Allocation Committee. Periodically, the committee may implement modest tactical changes to the neutral allocation by adding to or subtracting from the allocation to a particular asset class or sector based on our market outlook. Our experienced professionals set these “target” allocations based on a careful assessment of market conditions that reflect our 12- to 18-month outlook for the domestic and global economies, various asset classes, and market sectors.

Stocks and Market Volatility
The extreme stock market turbulence of 2008 was unsettling for even the most experienced investors and has caused many to question the role of equities in their retirement portfolios. While the equity exposure of the Retirement Funds weighed on performance over much of the past year, we encourage shareholders to evaluate fund performance over longer time periods and remember that our Retirement Funds are designed to span decades of accumulation as well as a gradual 30-year drawdown in retirement. Although their short-term returns have been painful at times, stocks have historically provided greater growth potential than other asset classes over longer time periods. While a reduced equity exposure may have limited the negative short-term impact of the recent downturn, it also may have increased the long-term risk that assets will be depleted during a potentially lengthy retirement.

As always, our Asset Allocation Committee continues to carefully monitor economic and market conditions, as well as the assumptions and modeling used in constructing the Retirement Funds. Although we do not believe that the last 12 to 18 months of extreme volatility have fundamentally altered the potential long-term performance characteristics of the markets, we will continue to monitor and test our assumptions carefully.

MARKET ENVIRONMENT

The U.S. economy is mired in one of the deepest and longest downturns since the Great Depression, with gross domestic product contracting at an annualized rate exceeding 5% in the fourth quarter of 2008 and in the first quarter of 2009. The unemployment rate rose from 6.5% in October to 9.4% at the end of our reporting period, with further increases likely over the coming months. Consumers cut back on spending in the face of the uncertain employment outlook, shrinking home values, and a declining stock market.

The historic scope of the downturn led to an equally historic policy response from Washington. The Fed lowered the federal funds rate to a range of 0.00% to 0.25% in December, pushing the pedal of its traditional monetary driver to the floor. Through its “quantitative easing” program, the Fed began purchasing Treasury debt across a broad range of maturities in order to increase the money supply, keep long-term rates at low levels, and encourage investors to buy other securities. The Treasury Department initiated the Troubled Asset Relief Program (TARP), committing extraordinary sums of money to some of the nation’s largest financial institutions in order to ensure their solvency. Congress also enacted a $787 billion stimulus package in late February—the largest such program in absolute terms in history. Scattered signs of economic stabilization began to emerge toward the end of our reporting period, including a moderating pace of home price declines and increases in both consumer confidence and spending. While the economy appears to be in the process of bottoming, we anticipate economic weakness will persist for some time.

Stock Markets
U.S. stocks tumbled during most of the last 12 months as global economies and financial systems weakened significantly following last September’s shocking collapse of Lehman Brothers and investors around the world fled the capital markets in favor of U.S. Treasury securities. However, equities rallied sharply from their March lows amid early signs that the economy is in the process of bottoming and that government measures to stabilize the financial markets may be starting to bear fruit. Growth and value stocks across all market capitalizations suffered extraordinary losses over the last year, but growth stocks fared significantly better than value over the last six months of our reporting period.

Non-U.S. stocks also plunged over the first half of our reporting period as investors fled equities en masse, seeking safety wherever they could find it. However, international equities rebounded sharply in the last six months, helped by the U.S. dollar’s weakness versus other currencies. In the one-year period, equities in developed and emerging markets suffered severe losses, though some markets in Asia held up better than others around the world. In the last six months, emerging markets equities outperformed significantly. Stocks in developed European markets produced less robust returns, but Japanese stocks were mostly flat in dollar terms.

Bond Markets
U.S. Treasury yields declined across all maturities over the last year as investors rushed to the safety of securities backed by the full faith and credit of the U.S. government. In the last six months, however, Treasury yields have rebounded from their lowest levels (and Treasury bond prices have fallen) in anticipation of heavy new issuance in the months ahead and nascent concerns that the government’s massive stimulus efforts could produce significant inflation after the economy recovers. As the financial markets have stabilized, fixed-income investors have become less risk averse and have sought attractive yields and discounted valuations in other bond market sectors, especially the high-yield market.

Domestic bond returns over the last year were mostly positive, thanks to a brisk rebound in non-Treasury bond sectors in 2009 that had been pummeled in the fourth quarter of last year. In the last six months, high-yield debt produced extraordinary gains as stabilizing financial markets and signs that the economy was bottoming encouraged investors to seek securities with higher yields. The Barclays Capital U.S. Aggregate Index, which measures the performance of domestic taxable investment-grade bonds, returned 5.10% in the last six months and 5.36% for the one-year period. However, these strong returns were not enough to erase weakness in the first half of the reporting period. For the one-year period, investment-grade corporate bonds produced generally flat returns, while high-yield bonds fell sharply.

STRATEGY AND PERFORMANCE REVIEW

Despite markedly positive six-month performance, all of the Retirement Funds posted losses for the 12-month period. Our inclusion of high-yield bonds was the primary driver of performance for the year. The funds were also hurt by an overweight to stocks relative to bonds as stocks underperformed as a result of the broader economic issues. Over the second half of the year, the funds substantially outpaced both their respective combined portfolio indexes and Lipper peer groups. Strong security selection, boosted by a late-period equity market rally, along with our high-yield bond exposure significantly aided the funds’ second-half returns. Over the last six months, our tactical overweight position in stocks versus bonds benefited absolute and relative performance, although our underweight in small-caps continued to detract from returns.

Stocks
The funds’ equity holdings were among the largest drags on absolute 12-month performance as both U.S. and non-U.S. equities of virtually all styles and market capitalization ranges fell in 2008 and early 2009 as a result of the broader economic downturn. While absolute returns were negative for the period, the funds’ equity allocations outpaced the equity components of the combined index portfolios, composed of the Russell 3000 Index and the MSCI All Country World ex-U.S. Index. Outperformance was a result of strong security selection across domestic equities, with particular strength among our mid-cap stock funds (Mid-Cap Growth Fund and Mid-Cap Value Fund). These positives were mitigated somewhat by weakness in our international equities versus their benchmarks, primarily due to our Emerging Markets Stock Fund. The emerging markets sector was hit hard as investors fled to safer investments in response to the global financial crisis. Additionally, performance relative to the benchmarks was hurt by an underweight position in small-cap stocks relative to large-cap stocks because small-cap stocks outperformed for the period.

Strong stock selection in the underlying portfolios was the primary driver of our outperformance on both an absolute and relative basis during the period. Depressed market valuations in late 2008 and early 2009 provided ample opportunities for our underlying managers to purchase stocks of companies with strong long-term prospects at attractive levels. This has helped support very favorable returns in the more recent six-month period as markets have rallied. Among our U.S. equity holdings, the Mid-Cap Value Fund and the Value Fund, which focuses primarily on large-cap stocks, were among the leading contributors to both positive absolute and relative performance over the last six months. Our non-U.S. stocks in both developed and emerging markets also boosted six-month returns, with particular strength in the International Stock Fund, the Overseas Stock Fund, and the Emerging Markets Stock Fund.

Bonds
The funds’ fixed-income holdings detracted from returns over the 12-month period. Our allocation to high-yield bonds drove the performance of our fixed-income portfolio. Our exposure to high-yield bonds weighed on the funds’ absolute returns for the year as the latter half of 2008 proved to be the worst period in the history of the asset class. Over the 12-month period, it was the primary reason for underperformance as concerns about rising defaults and brisk selling by many investment managers drove yields on high-yield bonds to all-time highs in late 2008. The poor performance of high-yield bonds also detracted from the funds’ relative 12-month performance as the sector significantly underperformed the Barclays Capital U.S. Aggregate Index, although our decision to tactically underweight high yield relative to investment grade lessened the negative impact on fund performance. Over the last six months, however, the performance of high-yield bonds improved dramatically as lower-quality issues rallied from their historic lows, generating both robust income and capital appreciation as investors became increasingly risk tolerant. While our allocation helped absolute performance during this period, our underweight position versus investment-grade bonds hurt returns as high-yield bonds soared.

Among our other major fixed-income holdings, weak security selection in the T. Rowe Price New Income Fund weighed on returns over the first half of our reporting period. However, its emphasis on high-quality corporate securities helped it handily outperform the Barclays Aggregate Index over the closing months of the period, which benefited Retirement Fund performance. Those funds that maintain an allocation to short-term income also suffered as turmoil in credit markets and the resulting flight to quality drove investors to favor Treasuries and cash in the first half of our reporting period. However, this weakness was more than offset over the second half as liquidity concerns eased and skittish investors returned to the markets. Additionally, we continued to increase our positions in emerging market bonds and non-U.S. dollar bonds as we bring those positions closer to their full allocation as a portion of our total fixed-income portfolio.

Benchmark Composition
In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). As broad weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. The domestic equity portion of each fund is compared with the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations. The MSCI All Country World ex-U.S. Index represents non-U.S. equities, including emerging markets. Fixed income is measured against the Barclays Capital U.S. Aggregate Index, and short-term investments are measured by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index benchmarks.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date categories, providing a tool to measure the performance of your fund against funds with similar objectives. Although we continue to show the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter, we believe these indexes do not provide as good a comparison as our combined index portfolios because their asset class or sector weightings do not accurately match those of our funds.

RETIREMENT INCOME FUND
The Retirement Income Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility.

Unlike the other T. Rowe Price Retirement Funds, whose allocations gradually become more conservative over time, the Retirement Income Fund seeks to maintain a consistent neutral allocation. As of May 31, 2009, the fund’s neutral allocation was 40% stocks and 60% bonds and short-term investments.

Shares of the Retirement Income Fund rose over the six-month period ended May 31, 2009, posting a 10.15% return. The fund’s performance significantly outpaced its combined index portfolio return of 5.61% and modestly outperformed the 9.67% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 12.23% for the last 12 months, performing in line with its combined index portfolio and substantially outpacing the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The funds’ high-yield bond allocation weighed on returns relative to the combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from fund returns, while the performance of the Mid-Cap Growth Fund, the Mid-Cap Value Fund, and the Short-Term Income Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008.

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. The fund’s target allocations at the end of the period were 57.50% for bond and short-term fixed-income funds and 42.50% for stock funds. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2005 FUND
The Retirement 2005 Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The fund’s age-appropriate asset allocation formula systematically adjusts to a more conservative investment mix as the target date approaches—and continues to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility. As of May 31, 2009, the fund’s neutral asset allocation was 48% stocks and 52% bonds and short-term investments.

Shares of the Retirement 2005 Fund rose over the six-month period ended May 31, 2009, posting a 10.75% return. The fund’s performance significantly outpaced its combined index portfolio return of 6.69% and performed in line with the 10.14% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 15.66% for the last 12 months, performing similarly to its combined index portfolio and substantially outpacing the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s high-yield bond allocation weighed on returns relative to the combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from fund returns, while the performance of the Mid-Cap Growth Fund, the Mid-Cap Value Fund, and the Short-Term Income Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. At the end of the reporting period, the target allocations were 49.50% for bond and short-term fixed-income funds—up from 48.50% on November 30, 2008—and 50.50% for stock funds—down from 51.50% six months ago. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2010 FUND

The Retirement 2010 Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The fund’s age-appropriate asset allocation formula systematically adjusts to a more conservative investment mix as the target date approaches—and continues to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility. As of May 31, 2009, the fund’s neutral asset allocation was 57.50% stocks and 42.50% bonds and short-term investments.

Shares of the Retirement 2010 Fund rose over the six-month period ended May 31, 2009, posting a 12.14% return. The fund’s performance outpaced both its combined index portfolio return of 7.31% and the 10.14% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 19.36% for the last 12 months, performing in line with its combined index portfolio and Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s high-yield bond allocation weighed on returns relative to the combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from fund returns, while the performance of the Mid-Cap Growth Fund, the Mid-Cap Value Fund, and the Short-Term Income Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. At the end of the period, the target allocations were 40.00% for bond and short-term fixed-income funds—up from 39.00% on November 30, 2008—and 60.00% for stock funds—down from 61.00% six months ago. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2015 FUND
The Retirement 2015 Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The fund’s age-appropriate asset allocation formula systematically adjusts to a more conservative investment mix as the target date approaches—and continues to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility. As of May 31, 2009, the fund had a neutral asset allocation of 66% stocks and 34% bonds and short-term investments.

Shares of the Retirement 2015 Fund rose over the six-month period ended May 31, 2009, posting a 13.45% return. The fund’s performance significantly outpaced both its combined index portfolio return of 7.75% and the 10.45% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 22.28% for the last 12 months, performing in line with its combined index portfolio and the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s high-yield bond allocation weighed on returns relative to the combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from fund returns, while the performance of the Mid-Cap Growth Fund, the Mid-Cap Value Fund, and the Short-Term Income Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. At the end of the period, the target allocations were 31.50% for bond and short-term mutual funds—up from 30.50% on November 30, 2008—and 68.50% for stock funds—down from 69.50% six months ago. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2020 FUND

The Retirement 2020 Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The fund’s age-appropriate asset allocation formula systematically adjusts to a more conservative investment mix as the target date approaches—and continues to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility. As of May 31, 2009, the fund had a neutral asset allocation of 74% stocks and 26% bonds and short-term investments.

Shares of the Retirement 2020 Fund rose over the six-month period ended May 31, 2009, posting a 14.50% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.15% and the 10.50% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 25.09% for the last 12 months, performing in line with its combined index portfolio and the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s high-yield bond allocation weighed on returns relative to its combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from returns, while the performance of the Mid-Cap Growth Fund and the Mid-Cap Value Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 30. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. At the end of the period, the target allocations were 23.50% for bond and short-term mutual funds—up from 22.50% on November 30, 2008—and 76.50% for stock funds—down from 77.50% six months ago. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2025 FUND
The Retirement 2025 Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The fund’s age-appropriate asset allocation formula systematically adjusts to a more conservative investment mix as the target date approaches—and continues to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility. As of May 31, the fund had a neutral asset allocation of 81% stocks and 19% bonds.

Shares of the Retirement 2025 Fund rose sharply over the six-month period ended May 31, 2009, posting a 15.27% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.51% and the 11.45% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 27.25% for the last 12 months, performing in line with its combined index portfolio and the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s high-yield bond allocation weighed on returns relative to its combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from returns, while the performance of the Mid-Cap Growth Fund and the Mid-Cap Value Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 30. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. At the end of the period, the target allocations were 16.50% for bond mutual funds—up from 16.00% on November 30, 2008—and 83.50% for stock funds—down from 84.00% six months ago. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2030 FUND
The Retirement 2030 Fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The fund’s age-appropriate asset allocation formula systematically adjusts to a more conservative investment mix as the target date approaches—and continues to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the fund seeks to provide attractive returns and appropriate portfolio volatility. As of May 31, 2009, the fund had a neutral asset allocation of 86% stocks and 14% bonds.

Shares of the Retirement 2030 Fund rose sharply over the six-month period ended May 31, 2009, posting a 15.85% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.57% and the 11.43% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 28.98% for the last 12 months, performing in line with its combined index portfolio and the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s high-yield bond allocation weighed on returns relative to its combined index portfolio over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from returns, while the performance of the Mid-Cap Growth Fund and the Mid-Cap Value Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the fund significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 31. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the fund’s overweight target allocation to stocks versus bonds relative to the neutral allocation. At the end of the period, the target allocations were 11.50% for bond mutual funds—up from 11.00% on November 30, 2008—and 88.50% for stock funds—down from 89.00% six months ago. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND
RETIREMENT 2050 FUND
RETIREMENT 2055 FUND
The Retirement 2035, 2040, 2045, 2050, and 2055 Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation. A “fund of funds” approach pursues these objectives by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds. The funds’ age-appropriate asset allocation formulas systematically adjust to more conservative investment mixes as the target date of each fund approaches—and continue to adjust for another 30 years after the target retirement date. With exposure to multiple asset classes, sectors, and styles that may perform differently under different market conditions, the funds seek to provide attractive returns and appropriate portfolio volatility.

These funds will follow similar investment paths for several years before their asset allocations begin to diverge. As of May 31, 2009, each of the funds had a neutral asset allocation of 90% stocks and 10% bonds, which was unchanged from six months ago.

Each fund has a different Dow Jones Target benchmark (shown in the Growth of $10,000 graphs after this letter) except for the 2050 and 2055 funds, which share a Dow Jones Target benchmark. The funds share the same combined index portfolio. Each fund is managed as a separate portfolio. The total returns of each fund will vary because of asset flows, differing allocations to underlying funds, and other factors.

• Retirement 2035 Fund: Shares of the Retirement 2035 Fund rose sharply over the six-month period ended May 31, 2009, posting a 16.25% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.77% and the 11.54% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 29.92% for the last 12 months, performing in line with its combined index portfolio and the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2040 Fund: Shares of the Retirement 2040 Fund rose sharply over the six-month period ended May 31, 2009, posting a 16.25% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.77% and the 11.90% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 29.90% for the last 12 months, performing in line with its combined index portfolio and modestly outperforming the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2045 Fund: Shares of the Retirement 2045 Fund rose sharply over the six-month period ended May 31, 2009, posting a 16.33% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.77% and the 11.97% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 29.89% for the last 12 months, performing in line with its combined index portfolio and modestly outperforming the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2050 Fund: Shares of the Retirement 2050 Fund rose sharply over the six-month period ended May 31, 2009, posting a 16.14% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.77% and the 12.60% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 29.93% for the last 12 months, performing in line with its combined index portfolio and modestly outperforming the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2055 Fund: Shares of the Retirement 2055 Fund rose sharply over the six-month period ended May 31, 2009, posting a 16.14% return. The fund’s performance significantly outpaced both its combined index portfolio return of 8.77% and the 12.60% Lipper average return for similarly managed mutual funds. These strong returns could not overcome weakness in the first half of the reporting period as the fund declined 30.04% for the last 12 months, performing in line with its combined index portfolio and modestly outperforming the Lipper average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The funds’ high-yield bond allocation weighed on returns relative to their combined index portfolios over the past year as the asset class significantly lagged investment-grade bonds, although the impact was mitigated by our decision to tactically underweight high yield relative to investment grade. Underperformance in the New Income Fund also detracted from returns, while the performance of the Mid-Cap Growth Fund and the Mid-Cap Value Fund benefited returns relative to the combined index. Strong security selection in domestic and international stocks, as well as in our bond holdings, helped the funds significantly outpace the combined index over the closing six months of the reporting period. Our high-yield bond exposure aided relative performance over this period as junk bonds rallied strongly from the historic lows seen in 2008. (Please see the Strategy and Performance Review section on page 6 for a more detailed performance discussion.)

As of May 31, 2009, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 31-33. Based on attractive equity valuations, a lower interest rate environment, and supportive government policy initiatives, our Asset Allocation Committee maintained the funds’ overweight target allocation to stocks versus bonds relative to the neutral allocation. The funds’ target allocations were unchanged from six months ago: 7.50% for bond mutual funds and 92.50% for stock funds. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

OUTLOOK

While the U.S. economy is mired in recession, we believe that recent market movements have already priced in significant weakness. Based on attractive valuations, lower interest rates, and supportive government policy actions, we are maintaining our overweight position in equities relative to fixed income. Based on attractive valuations and better long-term growth prospects, we have moved to a modest overweight in both developed and emerging non-U.S. equity markets relative to U.S. equities. The long-term growth story of emerging markets remains promising, although the timing and scope of recovery will vary from country to country.

We maintain a neutral bias between growth and value stocks. The value segment could benefit when corporate earnings prospects begin to tick from their low levels, although growth stocks with consistent above-market earnings have fared better during the current earnings downturn. We have reduced our underweight to small-cap stocks relative to large-caps as underperformance by small-cap stocks in the fourth quarter of 2008 and the first quarter of 2009 has brought valuations in line with each other.

In the fixed-income universe, we are modestly underweighting high-yield bonds relative to investment-grade corporate bonds in light of ongoing economic weakness and rising default rates. This highlights the importance of our fundamental credit research, which remains a critically important part of the security selection process in the current uncertain environment. We favor nondollar bonds relative to U.S. investment-grade bonds. Although demand for the U.S. dollar has been bolstered by the current crisis, the likelihood of persistent budget deficits could weigh on the U.S. currency over the long term.

The past year has been extraordinary by any measure as both the economy and markets have taken investors on a roller coaster ride of volatility. While we cannot predict what the coming months will bring, we are cautiously optimistic that the economy is stabilizing and expect a gradual recovery to begin in the coming quarters. Relying on our disciplined, fundamental approach to identify attractive long-term investment opportunities for our shareholders, we are encouraged by recent market strength and continue to position the funds for a sustainable economic and market recovery.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

June 22, 2009

RISKS OF INVESTING

The funds invest in a broad range of underlying mutual funds that include stocks, bonds, and short-term investments and are subject to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

The principal value of the Retirement Funds is not guaranteed at any time, including at or after the target date, which is the approximate date when investors turn age 65. The funds maintain a substantial allocation to equities both prior to and after the target date, which can result in greater volatility.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities. Formerly known as the Lehman Brothers U.S. Aggregate Index.

Barclays Capital 1-3 Year Government/Credit Index: An unmanaged index that tracks short-term debt instruments.

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined Index Portfolios: Blended index portfolios created as custom benchmarks for each of the Retirement Funds. The combined index portfolios are composed of the following indexes:

• Retirement Income Fund—An unmanaged portfolio composed of 32.00% Russell 3000 Index, 30.00% Barclays Capital U.S. Aggregate Index, 30.00% Citigroup 90-Day U.S. Treasury Bill Index, and 8.00% MSCI All Country World ex-U.S. Index.

• Retirement 2005 Fund—An unmanaged portfolio composed of 38.50% Russell 3000 Index, 38.00% Barclays Capital U.S. Aggregate Index, 14.00% Citigroup 90-Day U.S. Treasury Bill Index, and 9.50% MSCI All Country World ex-U.S. Index.

• Retirement 2010 Fund—An unmanaged portfolio composed of 46.00% Russell 3000 Index, 34.00% Barclays Capital U.S. Aggregate Index, 8.50% Citigroup 90-Day U.S. Treasury Bill Index, and 11.50% MSCI All Country World ex-U.S. Index.

• Retirement 2015 Fund—An unmanaged portfolio composed of 53.00% Russell 3000 Index, 29.00% Barclays Capital U.S. Aggregate Index, 5.00% Citigroup 90-Day U.S. Treasury Bill Index, and 13.00% MSCI All Country World ex-U.S. Index.

• Retirement 2020 Fund—An unmanaged portfolio composed of 59.25% Russell 3000 Index, 23.50% Barclays Capital U.S. Aggregate Index, 2.50% Citigroup 90-Day U.S. Treasury Bill Index, and 14.75% MSCI All Country World ex-U.S. Index.

• Retirement 2025 Fund—An unmanaged portfolio composed of 65.00% Russell 3000 Index, 19.00% Barclays Capital U.S. Aggregate Index, and 16.00% MSCI All Country World ex-U.S. Index.

• Retirement 2030 Fund—An unmanaged portfolio composed of 69.00% Russell 3000 Index, 14.00% Barclays Capital U.S. Aggregate Index, and 17.00% MSCI All Country World ex-U.S. Index.

• Retirement 2035, 2040, 2045, 2050, and 2055 Funds—An unmanaged portfolio composed of 72.00% Russell 3000 Index, 10.00% Barclays Capital U.S. Aggregate Index, and 18.00% MSCI All Country World ex-U.S. Index.

Credit Suisse High Yield Index: An index designed to track the U.S. dollar-denominated high-yield bond market.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio Indexes: A series of unmanaged indexes composed of different allocations of stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Each index in the series allocates among U.S. stock, bond, and cash sub-indexes on a monthly basis to measure predefined relative risk levels.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World ex-U.S. Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). An unmanaged index representing developed and emerging equity markets around the world excluding those in the United States.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are continually changing. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/09

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	30.00%	28.0%	Short-Term Income
Domestic Bonds	21.35	21.1	New Income
High-Yield Bonds	4.90	5.1	High Yield
International Bonds	0.75	1.3	Emerging Markets Bond
	0.50	1.1	International Bond
Large-Cap Stocks	27.10	26.8	Equity Index 500
Mid-Cap Stocks	2.05	2.0	Mid-Cap Growth
	2.05	2.1	Mid-Cap Value
Small-Cap Stocks	0.95	1.0	New Horizons
	0.90	0.9	Small-Cap Stock
	0.95	0.9	Small-Cap Value
International Stocks	1.30	1.6	Emerging Markets Stock
	2.20	2.5	International Growth & Income
	2.65	2.9	International Stock
	2.35	2.7	Overseas Stock

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	14.00%	12.3%	Short-Term Income
Domestic Bonds	28.95	27.8	New Income
High-Yield Bonds	5.35	5.6	High Yield
International Bonds	0.75	1.6	Emerging Markets Bond
	0.45	1.3	International Bond
Large-Cap Stocks	32.25	31.9	Equity Index 500
	0.00	0.0	Growth Stock
	0.00	0.0	Value
Mid-Cap Stocks	2.40	2.4	Mid-Cap Growth
	2.40	2.4	Mid-Cap Value
Small-Cap Stocks	1.10	1.2	New Horizons
	1.15	1.1	Small-Cap Stock
	1.10	1.0	Small-Cap Value
International Stocks	1.50	1.9	Emerging Markets Stock
	2.60	2.8	International Growth & Income
	3.15	3.5	International Stock
	2.85	3.2	Overseas Stock

Portfolio Highlights

As of 5/31/09

Retirement 2010 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	8.50%	7.5%	Short-Term Income
Domestic Bonds	24.85	23.3	New Income
High-Yield Bonds	5.55	5.7	High Yield
International Bonds	0.70	1.3	Emerging Markets Bond
	0.40	1.1	International Bond
Large-Cap Stocks	28.45	28.1	Equity Index 500
	4.90	5.1	Growth Stock
	4.90	5.0	Value
Mid-Cap Stocks	2.90	2.9	Mid-Cap Growth
	2.90	2.9	Mid-Cap Value
Small-Cap Stocks	1.30	1.4	New Horizons
	1.35	1.2	Small-Cap Stock
	1.30	1.2	Small-Cap Value
International Stocks	1.80	2.3	Emerging Markets Stock
	3.10	3.3	International Growth & Income
	3.70	4.0	International Stock
	3.40	3.7	Overseas Stock

Retirement 2015 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	5.00%	4.4%	Short-Term Income
Domestic Bonds	19.70	18.4	New Income
High-Yield Bonds	5.80	5.7	High Yield
International Bonds	0.60	1.1	Emerging Markets Bond
	0.40	0.9	International Bond
Large-Cap Stocks	23.90	23.6	Equity Index 500
	9.90	10.0	Growth Stock
	9.90	9.9	Value
Mid-Cap Stocks	3.30	3.3	Mid-Cap Growth
	3.30	3.3	Mid-Cap Value
Small-Cap Stocks	1.50	1.5	New Horizons
	1.50	1.4	Small-Cap Stock
	1.50	1.5	Small-Cap Value
International Stocks	2.05	2.6	Emerging Markets Stock
	3.50	3.7	International Growth & Income
	4.25	4.6	International Stock
	3.90	4.1	Overseas Stock

Portfolio Highlights

As of 5/31/09

Retirement 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	2.50%	1.9%	Short-Term Income
Domestic Bonds	14.65	13.8	New Income
High-Yield Bonds	5.55	5.4	High Yield
International Bonds	0.50	0.9	Emerging Markets Bond
	0.30	0.7	International Bond
Large-Cap Stocks	19.85	19.2	Equity Index 500
	14.50	14.6	Growth Stock
	14.50	14.4	Value
Mid-Cap Stocks	3.65	3.7	Mid-Cap Growth
	3.65	3.7	Mid-Cap Value
Small-Cap Stocks	1.70	1.7	New Horizons
	1.65	1.6	Small-Cap Stock
	1.70	1.6	Small-Cap Value
International Stocks	2.30	2.8	Emerging Markets Stock
	3.95	4.2	International Growth & Income
	4.75	5.2	International Stock
	4.30	4.6	Overseas Stock

Retirement 2025 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	11.00%	10.1%	New Income
High-Yield Bonds	5.00	4.8	High Yield
International Bonds	0.30	0.5	Emerging Markets Bond
	0.20	0.5	International Bond
Large-Cap Stocks	16.50	16.0	Equity Index 500
	18.40	18.5	Growth Stock
	18.40	18.3	Value
Mid-Cap Stocks	4.00	4.0	Mid-Cap Growth
	4.00	3.9	Mid-Cap Value
Small-Cap Stocks	1.85	1.9	New Horizons
	1.80	1.8	Small-Cap Stock
	1.85	1.7	Small-Cap Value
International Stocks	2.50	3.1	Emerging Markets Stock
	4.30	4.5	International Growth & Income
	5.20	5.5	International Stock
	4.70	4.9	Overseas Stock

Portfolio Highlights

As of 5/31/09

Retirement 2030 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	7.35%	6.8%	New Income
High-Yield Bonds	3.70	3.4	High Yield
International Bonds	0.25	0.4	Emerging Markets Bond
	0.20	0.4	International Bond
Large-Cap Stocks	13.75	13.2	Equity Index 500
	21.35	21.4	Growth Stock
	21.35	21.2	Value
Mid-Cap Stocks	4.25	4.3	Mid-Cap Growth
	4.25	4.1	Mid-Cap Value
Small-Cap Stocks	1.95	1.9	New Horizons
	1.95	1.9	Small-Cap Stock
	1.95	1.8	Small-Cap Value
International Stocks	2.65	3.2	Emerging Markets Stock
	4.55	4.7	International Growth & Income
	5.50	6.0	International Stock
	5.00	5.3	Overseas Stock

Retirement 2035 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.70%	4.3%	New Income
High-Yield Bonds	2.55	2.6	High Yield
International Bonds	0.15	0.2	Emerging Markets Bond
	0.10	0.2	International Bond
Large-Cap Stocks	12.00	11.6	Equity Index 500
	23.50	23.3	Growth Stock
	23.50	23.2	Value
Mid-Cap Stocks	4.45	4.5	Mid-Cap Growth
	4.45	4.3	Mid-Cap Value
Small-Cap Stocks	2.05	2.0	New Horizons
	2.00	1.9	Small-Cap Stock
	2.05	1.9	Small-Cap Value
International Stocks	2.75	3.4	Emerging Markets Stock
	4.75	4.9	International Growth & Income
	5.75	6.3	International Stock
	5.25	5.4	Overseas Stock

Portfolio Highlights

As of 5/31/09

Retirement 2040 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.70%	4.4%	New Income
High-Yield Bonds	2.55	2.5	High Yield
International Bonds	0.15	0.2	Emerging Markets Bond
	0.10	0.2	International Bond
Large-Cap Stocks	12.00	11.7	Equity Index 500
	23.50	23.2	Growth Stock
	23.50	23.2	Value
Mid-Cap Stocks	4.45	4.5	Mid-Cap Growth
	4.45	4.3	Mid-Cap Value
Small-Cap Stocks	2.05	2.0	New Horizons
	2.00	1.9	Small-Cap Stock
	2.05	1.9	Small-Cap Value
International Stocks	2.75	3.4	Emerging Markets Stock
	4.75	4.9	International Growth & Income
	5.75	6.3	International Stock
	5.25	5.4	Overseas Stock

Retirement 2045 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.70%	4.4%	New Income
High-Yield Bonds	2.55	2.4	High Yield
International Bonds	0.15	0.2	Emerging Markets Bond
	0.10	0.2	International Bond
Large-Cap Stocks	12.00	11.5	Equity Index 500
	23.50	23.3	Growth Stock
	23.50	23.1	Value
Mid-Cap Stocks	4.45	4.5	Mid-Cap Growth
	4.45	4.3	Mid-Cap Value
Small-Cap Stocks	2.05	2.0	New Horizons
	2.00	1.9	Small-Cap Stock
	2.05	1.9	Small-Cap Value
International Stocks	2.75	3.4	Emerging Markets Stock
	4.75	5.0	International Growth & Income
	5.75	6.4	International Stock
	5.25	5.5	Overseas Stock

Portfolio Highlights

As of 5/31/09

Retirement 2050 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.70%	4.4%	New Income
High-Yield Bonds	2.55	2.5	High Yield
International Bonds	0.15	0.2	Emerging Markets Bond
	0.10	0.2	International Bond
Large-Cap Stocks	12.00	11.6	Equity Index 500
	23.50	23.3	Growth Stock
	23.50	23.1	Value
Mid-Cap Stocks	4.45	4.5	Mid-Cap Growth
	4.45	4.5	Mid-Cap Value
Small-Cap Stocks	2.05	2.0	New Horizons
	2.00	1.8	Small-Cap Stock
	2.05	1.9	Small-Cap Value
International Stocks	2.75	3.3	Emerging Markets Stock
	4.75	4.9	International Growth & Income
	5.75	6.3	International Stock
	5.25	5.5	Overseas Stock

Retirement 2055 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	4.70%	4.4%	New Income
High-Yield Bonds	2.55	2.5	High Yield
International Bonds	0.15	0.3	Emerging Markets Bond
	0.10	0.2	International Bond
Large-Cap Stocks	12.00	11.5	Equity Index 500
	23.50	23.3	Growth Stock
	23.50	23.1	Value
Mid-Cap Stocks	4.45	4.4	Mid-Cap Growth
	4.45	4.3	Mid-Cap Value
Small-Cap Stocks	2.05	2.1	New Horizons
	2.00	1.9	Small-Cap Stock
	2.05	1.9	Small-Cap Value
International Stocks	2.75	3.3	Emerging Markets Stock
	4.75	4.9	International Growth & Income
	5.75	6.4	International Stock
	5.25	5.5	Overseas Stock

Actual allocations may not total 100% due to rounding.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Expense Ratio

Retirement Income Fund	0.55%
Retirement Income Fund–Advisor Class	0.80
Retirement Income Fund–R Class	1.05
Retirement 2005 Fund	0.58
Retirement 2005 Fund–Advisor Class	0.83
Retirement 2005 Fund–R Class	1.08
Retirement 2010 Fund	0.61
Retirement 2010 Fund–Advisor Class	0.86
Retirement 2010 Fund–R Class	1.11
Retirement 2015 Fund	0.65
Retirement 2015 Fund–Advisor Class	0.90
Retirement 2015 Fund–R Class	1.15
Retirement 2020 Fund	0.68
Retirement 2020 Fund–Advisor Class	0.93
Retirement 2020 Fund–R Class	1.18
Retirement 2025 Fund	0.70
Retirement 2025 Fund–Advisor Class	0.95
Retirement 2025 Fund–R Class	1.20
Retirement 2030 Fund	0.72
Retirement 2030 Fund–Advisor Class	0.97
Retirement 2030 Fund–R Class	1.22
Retirement 2035 Fund	0.73
Retirement 2035 Fund–Advisor Class	0.98
Retirement 2035 Fund–R Class	1.23
Retirement 2040 Fund	0.73
Retirement 2040 Fund–Advisor Class	0.98
Retirement 2040 Fund–R Class	1.23
Retirement 2045 Fund	0.73
Retirement 2045 Fund–Advisor Class	0.98
Retirement 2045 Fund–R Class	1.23
Retirement 2050 Fund	0.73
Retirement 2050 Fund–Advisor Class	0.98
Retirement 2050 Fund–R Class	1.23
Retirement 2055 Fund	0.73
Retirement 2055 Fund–Advisor Class	0.98
Retirement 2055 Fund–R Class	1.23

The expense ratios shown are as of the funds' fiscal year ended 5/31/08. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

	Purchase	Sales	Investment	Value	
Affiliate	Cost	Cost	Income	5/31/09	5/31/08
T. Rowe Price Emerging Markets Bond Fund	$ 6,343	$ 40	$ 73	$ 6,385	$ -
T. Rowe Price Emerging Markets Stock Fund	71,191	2,543	2,034	105,395	62,876
T. Rowe Price Equity Index 500 Fund	165,193	42,769	6,773	359,512	345,628
T. Rowe Price Growth Stock Fund	245,599	87,396	3,274	713,370	769,085
T. Rowe Price High Yield Fund	21,078	1,865	5,432	77,313	67,753
T. Rowe Price International Bond Fund	4,812	36	19	4,860	-
T. Rowe Price International Growth & Income Fund	64,051	3,385	4,455	150,157	142,957
T. Rowe Price International Stock Fund	81,323	4,028	3,196	194,240	176,393
T. Rowe Price Mid-Cap Growth Fund	52,981	31,247	-	137,401	155,799
T. Rowe Price Mid-Cap Value Fund	52,999	3,371	1,048	131,639	108,337
T. Rowe Price New Horizons Fund	22,501	13,754	-	62,700	70,507
T. Rowe Price New Income Fund	62,684	83,620	6,480	135,105	156,520
T. Rowe Price Overseas Stock Fund	69,261	4,998	3,803	167,350	159,583

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/09	5/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 43,418	$ 34,734
Net realized gain (loss)	(37,072)	89,679
Change in net unrealized loss	(840,123)	(213,302)
Decrease in net assets from operations	(833,777)	(88,889)
Distributions to shareholders		
Net investment income		
Investor Class	(33,905)	(29,726)
Advisor Class	(5,125)	(2,484)
R Class	(2,420)	(1,512)
Net realized gain		
Investor Class	(61,910)	(53,309)
Advisor Class	(10,763)	(5,166)
R Class	(5,978)	(3,574)
Decrease in net assets from distributions	(120,101)	(95,771)
Capital share transactions*		
Shares sold		
Investor Class	1,103,224	1,354,073
Advisor Class	286,163	271,640
R Class	202,044	151,551
Distributions reinvested		
Investor Class	95,350	82,762
Advisor Class	15,821	7,622
R Class	8,399	5,082
Shares redeemed		
Investor Class	(481,958)	(529,319)
Advisor Class	(65,968)	(51,066)
R Class	(62,068)	(58,201)
Increase in net assets from capital share transactions	1,101,007	1,234,144
Net Assets		
Increase during period	147,129	1,049,484
Beginning of period	2,928,999	1,879,515
End of period	**$ 3,076,128**	**$ 2,928,999**

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2040 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2040 Fund original share class, referred to in this report as the Investor Class, offered since September 30, 2002; Retirement 2040 Fund – Advisor Class (Advisor Class), offered since October 31, 2003; and Retirement 2040 Fund – R Class (R Class), also offered since October 31, 2003. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the financial statements may differ from the value the funds receive upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Investment income and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2009, the fund realized $12,828,000 of net gain on $63,500,000 of in-kind redemptions.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

On December 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 did not have a material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The fund’s investments are summarized by level, based on the inputs used to determine their values. On May 31, 2009, all of the investments in underlying Price funds were classified as Level 1.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2009, aggregated $1,294,758,000 and $247,661,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended May 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2009 and May 31, 2008, were characterized for tax purposes as follows:

At May 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. In addition, however, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2009, the fund held less than 25% of the outstanding shares of any underlying Price fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2040 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2040 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at May 31, 2009 by correspondence with transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $3,745,000 from short-term capital gains,

• $74,906,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $31,479,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $19,947,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Manager does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 21, 2008. The Manager does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Manager under the Contract. The Board did review information regarding benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds and concluded that the Manager’s profits were reasonable. Because the Manager does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Because the Manager does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of privately managed accounts of the Manager and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2002	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone Real
2002	Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[125]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[70]	Trust Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Chief Executive Officer and President, T. Rowe
Vice President	Price International, Inc.; Vice President, T. Rowe
Price Global Investment Services Limited and
T. Rowe Price Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director
Vice President	and Vice President, T. Rowe Price; Vice
President, T. Rowe Price Group, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,529,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 21, 2009